OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

Alden C. Olson, Ph.D., Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

Kevin J. Carr, Vice President, Chief Legal Officer and Secretary

W. Patrick Bradley, Vice President, Treasurer and Chief Financial Officer

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

VP Distributors, LLC

101 Munson Street

Suite 104

Greenfield, MA 01301-9684

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA 02116-5021

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q3-12

The Zweig Total Return Fund, Inc.

Quarterly Report

September 30, 2012

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% (prior to the April dividend declaration, this rate was 10%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

November 1, 2012

Dear Fellow ZTR Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the three months ended September 30, 2012.

The Zweig Total Return Fund’s net asset value increased 3.65% for the quarter ending September 30, 2012, including $0.248 in re-invested distributions. During the same period, the Fund’s Composite Index(1) rose 3.45% including re-invested dividends. Please refer to the website for longer term and more current performance information. The Fund’s average exposure for the quarter was approximately 55% in equities and 40% in bonds and 5% in cash equivalents.

For the nine months ended September 30, 2012, the Fund’s net asset value rose 7.67%, including $0.402 in re-invested distributions. During the same period, the Fund’s Composite Index(1) rose 9.24%, including re-invested dividends. The Fund’s average exposure for the nine months was approximately 51% in equities and 35% in bonds and 14% in cash equivalents.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

(1)	The Zweig Total Return Fund Composite Index is a composite index consisting of 50% Barclays Capital U.S. Government Bond Index and 50% S&P 500® Index.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2012

(Unaudited)

Asset Allocation as of September 30, 2012

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Common Stocks	59%
U.S. Government Securities (includes U.S. Treasury Bills which are Short-term investments)	29%
Foreign Government Securities	8%
Corporate Bonds	2%
Exchange Traded Funds	1%
Money Market Mutual Funds - (Short-term investment)	1%

Total	100%

($ reported in thousands)

		Par		Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	29.3%
U.S. Treasury Bond 4.000%, 11/15/12		$18,500		$18,587
U.S. Treasury Inflation Indexed Note(3)
1.625%, 1/15/15		28,000		36,011
2.000%, 1/15/16		25,000		32,353
2.375%, 1/15/17		31,000		41,314
U.S. Treasury Note 1.750%, 5/15/22		20,000		20,289

Total U.S. Government Securities (Identified Cost $134,499)				148,554

FOREIGN GOVERNMENT SECURITIES	8.4%
Commonwealth of Australia
6.500%, 5/15/13		5,000		5,301
5.500%, 12/15/13		11,000		11,797
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13		7,000		5,924
Kingdom of Norway Series 470 6.500%, 5/15/13		80,000	(5)	14,370
Singapore Government Bond 3.625%, 7/1/14		6,000		5,176

Total Foreign Government Securities (Identified Cost $41,005)				42,568

See notes to Schedule of Investments

		Par	Value
CORPORATE BONDS	2.2%
INDUSTRIALS — 2.2%
CSX Corp. 6.250%, 3/15/18		4,000	$4,907
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814	5,954

Total Corporate Bonds (Identified Cost $8,364)			10,861

		Number of Shares
COMMON STOCKS	58.9%
CONSUMER DISCRETIONARY — 7.1%
Amazon.com, Inc.(2)		9,600	2,441
AutoZone, Inc.(2)		7,500	2,773
Coach, Inc.		44,000	2,465
Comcast Corp. Class A(4)		162,000	5,795
DR Horton, Inc.		213,000	4,396
Goodyear Tire & Rubber Co. (The)(2)		232,000	2,828
Leggett & Platt, Inc.		152,000	3,808
Lululemon Athletica, Inc.(2)		34,000	2,514
McDonald’s Corp.		32,000	2,936
Papa John’s International, Inc.(2)		18,000	961
Yum! Brands, Inc.		76,000	5,042

			35,959

CONSUMER STAPLES — 7.2%
Altria Group, Inc.		210,100	7,015
Campbell Soup Co.		184,000	6,407
Heinz (H.J.) Co.		99,000	5,539
Kimberly-Clark Corp.		54,000	4,632
PepsiCo, Inc.		89,000	6,299
Procter & Gamble Co. (The)		95,000	6,589

			36,481

ENERGY — 6.5%
Chevron Corp.		55,000	6,411
ConocoPhillips		64,000	3,659
Continental Resources, Inc.(2)		39,000	2,999
Petroleo Brasileiro S.A. ADR		59,000	1,353
Total SA Sponsored ADR		51,000	2,555
Valero Energy Corp.		147,000	4,657
Whiting Petroleum Corp.(2)(4)		44,000	2,085
Williams Cos., Inc. (The)		202,000	7,064
WPX Energy, Inc.(2)		127,000	2,107

			32,890

See notes to Schedule of Investments

	Number of Shares	Value
FINANCIALS — 8.2%
Aflac, Inc.	109,000	$5,219
BB&T Corp.	206,000	6,831
Goldman Sachs Group, Inc. (The)(4)	22,000	2,501
HCP, Inc.	100,000	4,448
JPMorgan Chase & Co.	198,000	8,015
Lincoln National Corp.	183,000	4,427
New York Community Bancorp, Inc.	272,000	3,851
U.S. Bancorp	174,000	5,968

		41,260

HEALTH CARE — 8.0%
Abbott Laboratories	106,000	7,267
Biogen Idec, Inc.(2)	22,000	3,283
Bristol-Myers Squibb Co.	115,000	3,881
Eli Lilly & Co.	133,000	6,306
Express Scripts Holding Co.(2)(4)	44,000	2,757
Gilead Sciences, Inc.(2)	63,000	4,179
Johnson & Johnson	127,000	8,752
UnitedHealth Group, Inc.	77,000	4,267

		40,692

INDUSTRIALS — 4.2%
Alaska Air Group, Inc.(2)	39,000	1,367
Cummins, Inc.	38,000	3,504
Deere & Co.	48,000	3,959
Lockheed Martin Corp.	49,000	4,576
Robinson (C.H.) Worldwide, Inc.	41,000	2,401
Union Pacific Corp.	35,000	4,154
United Continental Holdings, Inc.(2)	74,000	1,443

		21,404

INFORMATION TECHNOLOGY — 9.9%
Apple, Inc.	16,300	10,876
Citrix Systems, Inc.(2)	35,000	2,680
Google, Inc. Class A(2)	4,100	3,094
Intel Corp.	239,000	5,421
International Business Machines Corp.	32,000	6,638
MasterCard, Inc. Class A	8,200	3,702
Paychex, Inc.	136,000	4,527
QUALCOMM, Inc.	111,000	6,936
VeriSign, Inc.(2)(4)	57,000	2,775
Visa, Inc. Class A(4)	27,000	3,626

		50,275

See notes to Schedule of Investments

		Number of Shares	Value
MATERIALS — 3.1%
CF Industries Holdings, Inc.(4)		10,000	$2,223
Du Pont (E.I.) de Nemours & Co.		115,000	5,781
MeadWestvaco Corp.		95,000	2,907
Monsanto Co.(4)		54,000	4,915

			15,826

TELECOMMUNICATION SERVICES — 3.4%
AT&T, Inc.		132,000	4,977
CenturyLink, Inc.		116,000	4,686
Verizon Communications, Inc.		165,000	7,519

			17,182

UTILITIES — 1.3%
Duke Energy Corp.		57,000	3,694
FirstEnergy Corp.		62,000	2,734

			6,428

Total Common Stocks (Identified Cost $259,990)			298,397

EXCHANGE-TRADED FUNDS	0.7%
Templeton Dragon Fund, Inc.		131,000	3,358

Total Exchange-Traded Funds (Identified Cost $2,411)			3,358

Total Long Term Investments — 99.5% (Identified Cost $446,269)			503,738

SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET MUTUAL FUNDS — 0.7%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.060%)		3,666,819	3,667

Total Short-Term Investments (Identified Cost $3,667)			3,667

Total Investments, before Written Options (Identified Cost $449,936) — 100.2%			507,405

		Contracts
WRITTEN OPTIONS	(0.1)%
CALL OPTIONS — (0.1)%
CF Industries Holdings expiring 11/17/12 strike price $220.00		32	(34)
Comcast Corp. expiring10/20/12 strike price $35.00		1,262	(126)
Express Scripts Holding Co. expiring 11/17/12 strike price $62.50		224	(52)
Goldman Sachs Group expiring 10/20/12 strike price $120.00		128	(11)

See notes to Schedule of Investments

	Contracts	Value
CALL OPTIONS (CONTINUED)
Monsanto Co. expiring 08/20/12 strike price $87.50	170	$(75)
VeriSign, Inc. expiring 12/22/12 strike price $50.00	400	(61)
Visa, Inc. expiring 12/22/12 strike price $140.00	69	(20)
Whiting Petroleum expiring 12/22/12 strike price $50.00	202	(55)

Total Written Options (Premiums Received $404)		(434)

Total Investments(1) (Identified Cost $449,532) — 100.1%		506,971
Other Assets and Liabilities, Net — (0.1)%		(364)

Net Assets — 100.0%		$506,607

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 4 Federal Income Tax Information in the Notes to Schedules of Investments.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	All or a portion segregated as collateral for written options.
(5)	Par value represents Norwegian Krone (reported in thousands)

Country Weightings (Unaudited)†
United States	89%
Australia	3%
Norway	3%
China	1%
France	1%
New Zealand	1%
Singapore	1%
Canada	1%

Total	100%

†	% of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of September 30, 2012 (See Security Valuation Note 1A in the Notes to Schedule of Investments.):

	Total Value at September 30, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities (includes short-term investments)	$148,554	$—	$148,554
Foreign Government Securities	42,568	—	42,568
Corporate Bonds	10,861	—	10,861
Equity Securities:
Common Stocks	298,397	298,397	—
Exchange-Traded Funds	3,358	3,358	—
Short-Term Investments	3,667	3,667	—
Other Financial Instruments:
Written Options	(434)	(434)	—

Total	$506,971	$304,988	$201,983

There are no Level 3 (significant unobservable input) priced securities.

See notes to Schedule of Investments

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

September 30, 2012

(Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2011		$513,808		$14.28
Net investment income	$6,649		$0.19
Net realized and unrealized loss on investments	17,172		0.67
Dividends from net investment income and distributions from net long-term and short-term capital gains*	(31,022)		(0.78)

Net increase (decrease) in net assets/net asset value		(7,201)		0.08

End of period: September 30, 2012		$506,607		$14.36

*	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2012, we estimate 22% of the distributions will represent net investment income, 18% will represent excess gain distributions which are taxed as ordinary income and 60% will represent return of capital. Also refer to the inside front cover for information on the Managed Distribution Plan.

See notes to Schedule of Investments

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2012

(Unaudited)

NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Investments. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

NOTE 2 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2012, the Fund held 29% of its total investments in U.S. Government securities.

NOTE 4 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$451,179	$58,571	$(2,345)	$56,226
Written Options	(404)	47	(77)	(30)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

NOTE 6 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.